                                                                      Exhibit 10

                       TWELFTH AMENDMENT TO LOAN AGREEMENT

     THIS TWELFTH AMENDMENT TO LOAN AGREEMENT (this "TWELFTH AMENDMENT"), dated as of September 30, 2005 (the "TWELFTH AMENDMENT DATE"), is made by and among PDG ENVIRONMENTAL, INC., a Delaware corporation ("PARENT"), PROJECT DEVELOPMENT GROUP, INC., a Pennsylvania corporation ("PROJECT"), ENVIRO-TECH ABATEMENT SERVICES, CO., a North Carolina corporation ("ENVIRO-TECH"), and PDG, INC., a Pennsylvania corporation ("PDG"), (collectively, "BORROWERS"), and SKY BANK, an Ohio banking institution, having an office at 101 East Washington Street, New Castle, Pennsylvania 16103 ("BANK").

                                   WITNESSETH

     WHEREAS, Borrowers and Bank entered into a Loan Agreement dated as of August 3, 2000 (the "ORIGINAL LOAN AGREEMENT"), as amended by that certain Amendment to Loan Agreement dated as of June 14, 2001 (the "FIRST AMENDMENT"), that certain Second Amendment to Loan Agreement dated as of May 6, 2002 (the "SECOND AMENDMENT"), that certain Third Amendment to Loan Agreement dated as of August 30, 2002 (the "THIRD AMENDMENT"), that certain Fourth Amendment to Loan Agreement dated as of December 31, 2002 (the "FOURTH Amendment"), that certain Fifth Amendment to Loan Agreement dated as of February 28, 2003 (the "FIFTH AMENDMENT"), that certain Sixth Amendment to Loan Agreement dated as of July 22, 2003 (the "SIXTH AMENDMENT"), that certain Seventh Amendment to Loan Agreement dated as of January 28, 2004 (the "SEVENTH AMENDMENT"), that certain Eighth Amendment to Loan Agreement dated July 8, 2004 (the "EIGHTH AMENDMENT"), that certain Ninth Amendment to Loan Agreement dated November 3, 2004 (the "NINTH AMENDMENT") that certain Tenth Amendment to Loan Agreement dated December 21, 2004 (the "TENTH AMENDMENT"), and that certain Eleventh Amendment to Loan Agreement dated June 22, 2005 (the "ELEVENTH AMENDMENT"), as further amended by letter agreement dated June 13, 2005 (collectively the "LOAN AGREEMENT"), pursuant to which Borrowers requested Bank (i) to extend credit to Borrowers in an amount not to exceed $400,000, the proceeds of which were made available as working capital and to refinance certain debt ("FACILITY A"), (ii) to extend credit to Borrowers in an amount not to exceed One Million and 00/100 Dollars ($1,000,000.00), the proceeds of which were made available as working capital and to refinance certain other debt ("FACILITY B"), (iii) to extend credit to Borrowers in an amount not to exceed $300,000, the proceeds of which were made available to finance a portion of certain capital asset purchases ("FACILITY C"), (iv) to extend credit to Borrowers in an original amount not to exceed $5,250,000 and subsequently reducing to an amount not to exceed $4,600,000, which included a temporary overline loan (as created in the Second Amendment and terminated in the Sixth Amendment) in the amount of $750,000, and subsequently increased to $5,000,000, then to $5,500,000, then to $6,500,000, then to
$7,500,000 through a second overline note (as created in the Ninth Amendment), and then to $8,000,000 through a $500,000 increase to the second overline note (as authorized in the Tenth Amendment), the proceeds of which were made available to refinance an existing line of credit and to provide working capital ("FACILITY D"), (v) to extend credit to the Borrowers in an amount not to exceed $300,000, the proceeds of which were used to purchase equipment ("FACILITY E"); and (vi) to extend credit to the Borrowers in an amount not to exceed $400,000, the proceeds of which were used to purchase equipment ("FACILITY F"); and

     WHEREAS, Borrowers and Bank desire to amend certain provisions of the Loan Agreement as provided in this Twelfth Amendment for the purpose of, inter alia, consolidating the Facility D Notes, increasing Facility D, revising the Interest Rate Incentive Pricing, inserting limits on the Borrowers ability to enter into leases and loans with Bank's consent, and making related changes to the Loan Documents.

     NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements herein contained and intending to be legally bound hereby, covenant and agree as follows:

     Section 1. Definitions. Terms which are used in this Twelfth Amendment as defined terms which are not otherwise defined herein shall have the meanings ascribed to those terms in the Loan Agreement. The Loan Agreement and this Twelfth Amendment are to be treated as one agreement and are together referred to hereafter as the "AGREEMENT."

     (a) The following definitions shall be inserted in Section I of the Loan Agreement in the appropriate alphabetical order:

          "TWELFTH AMENDMENT" shall mean the Twelfth Amendment to Loan Agreement by and between the Borrowers and Bank dated as of the Twelfth Amendment Date.

          "TWELFTH AMENDMENT DATE" shall mean the date set forth in the introductory paragraph of the Twelfth Amendment.

          "TWELFTH AMENDMENT DOCUMENTS" shall collectively mean all documents to be executed and delivered by any Borrower or Guarantor in connection with the Twelfth Amendment including, without limitation, the Twelfth Amendment, the Facility D Note, the Security Agreement Amendments and the Eleventh Mortgage Modification.

          "EBITDA" means, as of the date of determination, Net Income for such period, (i) plus Interest Expense and all provisions for taxes, (ii) plus provisions for depreciation and amortization that were deducted from Net Income, (iii) less non-cash credit to Net Income if any, (iv) plus (or less) gain (or loss) on sales of assets other than sales of inventory in the ordinary course of business, all as determined in accordance with GAAP.

          "ELEVENTH MORTGAGE MODIFICATION" shall mean the Eleventh Modification of Mortgage dated the Twelfth Amendment Date, made by Project in favor of Bank.

          "OPERATING LEVERAGE RATIO" means for any period as of the date of determination the ratio of (a) Total Liabilities for such period to (b) EBITDA for such period, as calculated on a rolling four quarter basis as determined in accordance with GAAP.

          "LIBOR RATE" for any day shall mean the one (1) month Libor Rate selected by the Bank, in its sole discretion, on the first London Banking Day of each calendar month to be in effect for such calendar month as its one-month Libor Rate product.

          "LONDON BANKING DAY" means a day for dealing in deposits in United States dollars by and among banks in the London interbank market.

     (b) The following definitions in Section I of the Loan Agreement are hereby amended and restated to read as follows:

          "AGREEMENT" shall mean this Loan Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eight Amendment, the Ninth Amendment, the Tenth Amendment, the Eleventh Amendment and the Twelfth Amendment as the same may be further amended, modified or supplemented from time to time.

          "FACILITY D NOTE" shall mean collectively the Fifth Amended and Restated Facility D Note dated as of the Twelfth Amendment Date, made by Borrowers in favor of Bank, which Fifth Amended and Restated Facility D
     Note is an amendment, restatement, consolidation and not a novation of the Fourth Amended and Restated Facility D Note dated July 28, 2004 and the Overline Note.

          "LOAN" or "LOANS" shall mean Facility A, Facility B, Facility C, Facility D, Facility E, Facility F and any other credit to Borrower extended by Bank in accordance with Article II hereof as evidenced by the Notes, as the case may be.

          "MORTGAGE" shall mean that certain Open-End Mortgage and Security Agreement dated August 3, 2000, as modified by that certain Modification of Open-End Mortgage and Security Agreement dated June 14, 2001, that certain Second Modification of Open End Mortgage dated May 6, 2002, that certain Third Modification of Open End Mortgage and Security Agreement dated as of August 30, 2002, that certain Fourth Modification of Open End Mortgage and Security Agreement dated as of February 28, 2003, that certain Fifth Modification of Open End Mortgage and Security Agreement dated as of the Sixth Amendment Date, that certain Sixth Modification of Open End Mortgage and Security Agreement dated as of the Seventh Amendment Date, that certain Seventh Modification of Open End Mortgage and Security Agreement dated as of the Eighth Amendment Date, that certain Eighth Modification of Open End Mortgage and Security Agreement dated as of the Ninth Amendment Date, that certain Ninth Modification of Open End Mortgage and Security Agreement dated as of the Tenth Amendment Date, that certain Tenth Modification of Open End Mortgage and Security Agreement dated as of the Eleventh Amendment Date, and that certain Eleventh Modification of Open End Mortgage and Security Agreement dated as of the Twelfth Amendment Date, and all other modifications and amendments thereto, each by Project in favor of Bank.

          "SECURITY AGREEMENTS" means the four Security Agreements, each dated as of August 3, 2000, by and between a Borrower and Bank, each as amended by the Amendment No. 1 to the Security Agreement each dated as of June 22, 2005, and the Security Agreement of Guarantor dated as of June 22, 2005, and the Security Agreement Amendments, as may be further amended, modified or supplemented from time to time.

          "SECURITY AGREEMENT AMENDMENTS" shall collectively mean the four Amendment No. 2 to Security Agreements, each dated as of the Twelfth Amendment Date, by and between a Borrower and Bank, and the Amendment No. 1 to Security Agreement dated as of the Twelfth Amendment Date by and between Guarantor and Bank.

          "TOTAL LIABILITIES" shall mean as of the date of determination with respect to the Borrowers, all items (including taxes accrued) included as liabilities on a balance sheet, less the Series C Redeemable Convertible Preferred Stock, as determined on a consolidated basis in accordance with GAAP.

     (c) The following definitions shall be deleted from Section I of the Loan
Agreement:

          "OVERLINE NOTE"

          "OVERLINE PERIOD"

          "OVERLINE EXPIRY DATE"

          "OVERLINE LOANS"

     Section 2. Consolidation and Increase of Facility D. Effective as of the Twelfth Amendment Date, and subject to the fulfillment of the terms and conditions of this Twelfth Amendment, Bank and Borrowers agree that the Facility D Loans shall be consolidated such that the Overline Loans shall cease to exist, and that the aggregate principal amount of the Facility D Loans shall be increased to Eleven Million Dollars ($11,000,000). Commencing on the Twelfth Amendment Date, the loans evidenced by the Fourth Amended and Restated Facility D Note dated July 28, 2004 and the Overline Note shall be consolidated and evidenced by the Fifth Amended and Restated Facility D Note in the aggregate principal amount of Eleven Million Dollars ($11,000,000) as further described in
Section 2.04(b) of the Loan Agreement, and all references to the Facility D Note shall refer to the Fifth Amended and Restated Facility D Note as further described in Section 2.04(b) of the Loan Agreement. Accordingly, Section 2 of the Ninth Amendment entitled "Temporary Increase of Facility D-Overline Loan" and Section 2 of the Tenth Amendment entitled "Temporary Increase of Facility D-Overline Loan" are hereby deleted in their entirety.

     Section 3. Amendment of Section 2.04 of the Loan Agreement. Effective as of the Twelfth Amendment Date, Section 2.04 of the Loan Agreement is hereby amended as follows:

     (a) The references to the Facility D Note in Section 2.04(b) of the Loan Agreement is amended and restated to read as follows:

          "(b) Facility D Note. The obligations of Borrowers to repay the unpaid principal amount of the Facility D Loans made to any Borrower by Bank and to pay interest on the unpaid principal amount thereof shall be joint and several and shall be evidenced by the Fifth Amended and Restated Facility D Note dated as of the Twelfth Amendment Date by Borrowers in favor of Bank, in substantially the form attached as Exhibit B to the Twelfth Amendment."

     (b) Section 2.04(c) of the Loan Agreement is amended and restated to read as follows:

          "(c) Borrowing Base. Subject to the terms and conditions of this Agreement, the maximum borrowing availability under this Agreement applicable to the Facility D Loans shall be equal to the lesser of (i) Eleven Million Dollars ($11,000,000) or (ii) eighty percent (80%) of the aggregate gross amount of Qualified Accounts plus fifty percent (50%) of the aggregate value of Qualified Inventory (the lesser of the amounts described in clauses (i) and (ii) of this sentence is sometimes referred to in this Agreement as the "BORROWING BASE")."

     Section 4. Amendment of Section 2.08 of the Loan Agreement. Section 2.08 of the Loan Agreement is hereby amended and restated as follows:

          "2.08 Facility D Origination Fee. Borrowers shall pay to Bank a commitment fee for Facility D payable in advance on June 6, 2006 and on each June 6 thereafter to but excluding the Facility D Expiry Date, each in the amount of Twenty Two Thousand Dollars ($22,000). Borrower shall also pay to Lender a Facility D Loan Origination Fee of $6,000.00 for the consolidated Facility D Loan payable on the Twelfth Amendment Date."

     Section 5. Amendment of Section 2.14 of the Loan Agreement. Section 2.14 of the Loan Agreement is hereby amended and restated as follows:

          "2.14 Interest Rate Incentive Pricing.

               (a) If, for any fiscal quarter based on the 10-Q filed with the Securities and Exchange Commission for such quarter, the Operating Leverage Ratio for such fiscal quarter is equal to or less than 3.0 but greater than 2.5, then, during the subsequent fiscal quarter (and only the subsequent fiscal quarter unless the foregoing condition is satisfied again), interest on the Facility D Loans shall be reduced to an annual rate equal to two hundred seventy five (275) basis points above the Libor Rate.

               (b) If, for any fiscal quarter based on the 10-Q filed with the Securities and Exchange Commission for such fiscal quarter, the Operating Leverage Ratio for such fiscal quarter is equal to or less than 2.5 but greater than 2.0, then, during the subsequent fiscal quarter (and only the subsequent fiscal quarter unless the foregoing condition is satisfied again), interest on the Facility D Loans shall be reduced to an annual rate equal to two hundred fifty (250) basis points above the Libor Rate.

               (c) If, for any fiscal quarter based on the 10-Q filed with the Securities and Exchange Commission for such fiscal quarter, the Operating Leverage Ratio for such fiscal quarter is equal to or less than 2.0, then, during the subsequent fiscal quarter (and only the subsequent fiscal quarter unless the foregoing condition is satisfied again), interest on the Facility D Loans shall be reduced to an annual rate equal to two hundred twenty-five (225) basis points above the Libor Rate.

     Section 6. Amendment of Section 5.15 of the Loan Agreement. Section 5.15 of the Loan Agreement is hereby amended and restated as follows:

          "5.15 Net Worth. Borrowers shall maintain a Net Worth at all times in the amount of at least $9,000,000."

     Section 7. Representations and Warranties. Borrowers hereby represent and warrant to the Bank that:

     (a) Each Borrower has and will continue to have corporate power and authority to execute, deliver and perform the provisions of this Twelfth Amendment, the other Twelfth Amendment Documents, and the Loan Agreement as amended hereby and to execute and deliver the instruments required by the provisions of the Loan Agreement as amended hereby to be executed and delivered by it; and all such action has been duly and validly authorized by all necessary corporate proceedings on the part of each Borrower.

     (b) The execution and delivery of this Twelfth Amendment and the carrying out of this Twelfth Amendment, the other Twelfth Amendment Documents, and the Loan Agreement as amended hereby will not violate any provisions of law or the articles of incorporation or bylaws of any Borrower or of any agreement or other instrument to which any Borrower is a party or by which it is bound or to which it is subject.

     (c) This Twelfth Amendment and the other Twelfth Amendment Documents, which have been duly and validly executed and delivered by Borrowers, and the Loan Agreement as amended hereby, constitute legal, valid and binding obligations of each Borrower enforceable in accordance with the terms hereof and thereof.

     (d) The representations and warranties by the Borrowers and the Guarantor contained in the Loan Agreement and the other Loan Documents are correct and accurate on and as of the date hereof.

     (e) No event has occurred and is continuing and no condition exists which constitutes an Event of Default or Potential Default.

     Section 8. Effective Date; Conditions to Closing; Post-Closing Obligations.

     (a) The effective date of this Twelfth Amendment shall be the Twelfth Amendment Date. As a condition to the effectiveness of this Twelfth Amendment, prior to or contemporaneously with the execution of this Twelfth Amendment (unless otherwise specified on the Exhibit A), the Borrowers shall satisfy the conditions set forth in Exhibit A attached hereto.

     (b) Borrowers shall deliver within 45 days after the date of this Twelfth Amendment a certificate of title insurance with respect to the Mortgage Modification in form and substance satisfactory to Bank.

     Section 9. No Waiver. Nothing contained in this Twelfth Amendment shall be construed to impair the security of Bank, its successors and assigns under the Loan Agreement and the other Loan Documents, nor affect nor impair any rights or powers that Bank may have under the Loan Documents including without limitation those rights for the recovery of the indebtedness of Borrowers to Bank in case of non-fulfillment of the terms, provisions and covenants contained in this Twelfth Amendment or the other Loan Documents not modified by this Twelfth Amendment. All rights, powers and remedies of Bank under any other agreement now or at any time hereafter in force between Bank and Borrower shall be cumulative and not alternative, and shall be in addition to all rights, powers and remedies given to Bank by law.

     Section 10. Security. The Borrowers' obligations under the Notes and the Loan Agreement as amended hereby (including any increase in such obligations as provided in the Loan Documents) are and will continue to be secured by the Security Agreements, the Mortgage, the Guaranty and the other Loan Documents (as each such term is defined in the Agreement) and the liens and security interests granted to the Bank thereunder, and such obligations are and will continue to be a part of the Debt which is secured by the liens and security interests granted in the Security Agreements and the Mortgage and the other Loan Documents and a part of the Guaranteed Obligations (as defined in the Guaranty) which are guaranteed by the Guaranty.

     Section 11. Further Assurances. Borrowers and Guarantor hereby agree to execute such amendments to the Loan Documents and to take such actions as the Bank deems reasonably necessary in connection with the foregoing amendments of the Loan Agreement.

     Section 12. UCC. Each Borrower hereby irrevocably authorizes the Bank to execute (on behalf of each respective Borrower) and file against each Borrower one or more financing, continuation or amendment statements pursuant to the Code in form satisfactory to Borrowers and the Bank, and Borrowers will pay the reasonable cost of preparing and the filing of the same in all jurisdictions in which such filing is deemed by the Bank to be necessary or desirable in order to perfect, preserve and protect its security interests.

     Section 13. Expenses. Borrowers agree to pay Bank at the closing of the transactions contemplated by this Amendment a Facility D Loan Origination Fee of $6,000.00. Additionally, Borrowers agree to pay and hold Bank harmless against liability for the payment of all out-of-pocket expenses of Bank arising in connection with this Twelfth Amendment, including without limitation the fees and expenses of legal counsel for Bank.

     Section 14. Miscellaneous. Except as amended hereby, the provisions of the Loan Documents shall remain in full force and effect and Borrowers and Bank hereby confirm and ratify the Loan Agreement in its entirety as amended hereby. This Twelfth Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be construed in accordance with, and governed by, such laws excluding the rules applicable to the conflict of laws. All representations, warranties and covenants contained herein or made in writing by Borrowers in connection herewith shall survive the execution and delivery of this Twelfth Amendment and will bind and inure to the benefit of the successors and assigns of the parties hereto, provided that, without the prior written consent of the Bank, Borrowers may not assign the Loan Agreement as amended hereby or any of their rights or obligations under the Loan Agreement and this Twelfth Amendment and any such attempted assignment shall be null and void.

     Section 15. Recitals. The Recitals set forth in the beginning of this Twelfth Amendment are hereby fully incorporated by reference.

     Section 16. Waiver Of Trial By Jury.

BORROWERS AND BANK EXPRESSLY, KNOWINGLY AND VOLUNTARILY WAIVE ALL     INITIALS:
BENEFIT AND ADVANTAGE OF ANY RIGHT TO A TRIAL BY JURY, AND NEITHER    Borrowers:
WILL AT ANY TIME INSIST UPON, OR PLEAD OR IN ANY MANNER WHATSOEVER    ___JCR____
CLAIM OR TAKE THE BENEFIT OR ADVANTAGE OF A TRIAL BY JURY IN ANY      __________
ACTION ARISING IN CONNECTION WITH THIS TWELFTH AMENDMENT, THE NOTES   __________
OR ANY OF THE LOAN DOCUMENTS.                                         __________
                                                                      Bank:
                                                                      ___DKP___

     Section 17. Leases. At all times during the term of the Loan Agreement, the Borrowers, either individually or collectively, shall be prohibited from entering into leases or loans for equipment without Bank's prior approval, the total value of which exceeds (i) $50,000 per transaction, or (ii) $750,000 per annum (for any fiscal year) aggregated for all transactions.

     Section 18. Guaranty. Guarantor hereby consents to the transactions contemplated herein and acknowledges and confirms that the Facility D Loans evidenced by the Fifth Amended and Restated Facility D Note are included as Guaranteed Obligations, as defined in the Guaranty.

          IN WITNESS WHEREOF, and intending to be legally bound, the parties, by their duly authorized officers, have executed and delivered this Twelfth Amendment as of the date set forth at the beginning of this Twelfth Amendment.

                                        BORROWERS:

ATTEST:                                 PDG ENVIRONMENTAL, INC.


/s/ James D. Chiafullo                  By: /s/ John C. Regan
-------------------------------------       ------------------------------------
Secretary                               Title: President & CEO


ATTEST:                                 PROJECT DEVELOPMENT GROUP, INC.


/s/ James D. Chiafullo                  By: /s/ John C. Regan
-------------------------------------       ------------------------------------
Secretary                               Title: President & CEO


ATTEST:                                 ENVIRO-TECH ABATEMENT SERVICES, CO.


/s/ James D. Chiafullo                  By: /s/ John C. Regan
-------------------------------------       ------------------------------------
Secretary                               Title: President & CEO


ATTEST:                                 PDG, INC.


/s/ James D. Chiafullo                  By /s/ John C. Regan
-------------------------------------      -------------------------------------
Secretary                               Title: President & CEO


                                        GUARANTOR:

                                        SERVESTEC, INC.


                                        By: /s/ John C. Regan
                                            ------------------------------------
                                        Title: President & CEO


                                        BANK:

                                        SKY BANK


                                        By: /s/ Douglas K. Pyle
                                            ------------------------------------
                                            Douglas K. Pyle,
                                            Vice President

                 JOINDER TO TWELFTH AMENDMENT TO LOAN AGREEMENT

     Each of the following entities or individuals join in the foregoing Twelfth Amendment to Loan Agreement for the purpose of consenting to the terms thereof and ratifying and confirming its or his obligations under its or his respective Security Agreement, Mortgage, Guaranty, Indemnity Agreement, Lock Box Agreement or any other Loan Document (as those terms are defined in the Loan Agreement) as the case may be, including, without limitation, any warrant to confess judgment and any waiver of jury trial contained therein, previously delivered to the Bank.

ATTEST:                                 PDG ENVIRONMENTAL, INC.


/s/ James D. Chiafullo                  By: /s/ John C. Regan
-------------------------------------       ------------------------------------
Secretary                               Title: President & CEO


ATTEST:                                 PROJECT DEVELOPMENT GROUP, INC.


/s/ James D. Chiafullo                  By: /s/ John C. Regan
-------------------------------------       ------------------------------------
Secretary                               Title: President & CEO


ATTEST:                                 ENVIRO-TECH ABATEMENT SERVICES, CO.


/s/ James D. Chiafullo                  By: /s/ John C. Regan
-------------------------------------       ------------------------------------
Secretary                               Title: President & CEO


ATTEST:                                 PDG, INC.


/s/ James D. Chiafullo                  By: /s/ John C. Regan
-------------------------------------       ------------------------------------
Secretary                               Title: President & CEO


ATTEST:                                 SERVESTEC, INC.


/s/ James D. Chiafullo                  By: /s/ John C. Regan
-------------------------------------       ------------------------------------
Secretary                               Title: President & CEO